UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

PaxMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 South Broadway, Suite 125 Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 987-2876

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2024, to reduce the administrative burden and expense associated with monthly vesting, the Board of Directors (the “Board”) of PaxMedica, Inc. (the “Company”) approved the acceleration of vesting of certain restricted stock units of the Company (“RSUs”), including RSUs previously granted to each of Howard Weisman, the Company’s President and Chief Executive Officer and a member of the Board, Stephen Sheldon, the Company’s Chief Financial Officer and Chief Operating Officer, and Dr. David Hough, the Company’s Chief Medical Officer:

1.	For Mr. Weisman: 19,615 RSUs, (i) 2,164 of which were granted on August 26, 2022 and originally scheduled to vest on April 26, 2024, (ii) 6,862 of which were granted on August 26, 2022 and originally scheduled to vest in equal installments on February 26, 2024, May 26, 2024, August 26, 2024, November 26, 2024, February 26, 2025, May 26, 2025 and August 26, 2025 and (iii) 10,589 of which were granted on April 13, 2023 and originally scheduled to vest as follows: 3,531 shares on April 13, 2024, with the remainder vesting in equal installments on July 13, 2024, October 13, 2024, January 13, 2025, April 13, 2025, July 13, 2025, October 13, 2025, January 13, 2026 and April 13, 2026. Based on the Company’s closing stock price of $0.50 on January 26, 2024, the value of the accelerated RSUs is approximately $9,808;

2.	For Mr. Sheldon: 10,515 RSUs, (i) 4,632 of which were granted on November 19, 2022 and originally scheduled to vest in equal installments on May 19, 2024, August 19, 2024, November 19, 2024, February 19, 2025, May 19, 2025, August 18, 2025 and November 19, 2025 and (ii) 5,883 of which were granted on April 13, 2023 and originally scheduled to vest as follows: 1,962 shares on April 13, 2024 with the remainder vesting in equal installments on July 13, 2024, October 13, 2024, January 13, 2025, April 13, 2025, July 13, 2025, October 13, 2025, January 13, 2026 and April 13, 2026. Based on the Company’s closing stock price of $0.50 on January 26, 2024, the value of the accelerated RSUs is approximately $5,258; and

3.	For Dr. Hough: 4,903 RSUs granted on October 23, 2023 and originally scheduled to vest in equal installments on May 16, 2024, August 16, 2024, November 16, 2024, February 16, 2025, May 16, 2025, August 16, 2025, November 16, 2025, February 16, 2026, May 16, 2026 and August 16, 2026. Based on the Company’s closing stock price of $0.50 on January 26, 2024, the value of the accelerated RSUs is approximately $2,452.

The RSUs will now fully vest on the day following the filing with the U.S. Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, in each case subject to the continued employment of the officer with the Company, through such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Howard J. Weisman
Name:	Howard J. Weisman
Title:	Chief Executive Officer

Date: January 29, 2024